SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):October 29, 1997



                        The Stanley Works
     (Exact name of registrant as specified in charter)


  Connecticut               1-5224              06-058860
(State or other          (Commission         (IRS Employer
jurisdiction of          File Number)        Identification No.)
incorporation)



1000 Stanley Drive, New Britain, Connecticut            06053
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:(860) 225-5111



                         Not Applicable
   (Former name or former address, if changed since last report)








                Exhibit Index is located on Page 4

                         Page 1 of 6 Pages

     Item 5.   Other Events.


               1. On October 29, 1997, the Registrant issued a press release announcing the hiring of a Vice President, Operations. Attached as Exhibit 20(i) is a copy of the Registrant's press release.

                    Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                                (c) 20(i) Press release dated October 29, 1997 announcing the hiring of a Vice President, Operations.





                               Page 2 of 6 Pages


                            SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized



                              THE STANLEY WORKS



Date: October 29, 1997             By:  Theresa F. Yerkes
                                   Name:  Theresa F. Yerkes
                                   Title: Vice President and
                                          Controller





























                             Page 3 of 6 Pages


                          EXHIBIT INDEX

                    Current Report on Form 8-K
                     Dated October 29, 1997



          Exhibit No.                                Page

          20(i)                                        5-6















                          Page 4 of 6 Pages

FOR IMMEDIATE RELEASE                             Exhibit (20)(i)


THE STANLEY WORKS ANNOUNCES HIRING OF JOHN A. COSENTINO, JR. AS
VICE PRESIDENT, OPERATIONS

New Britain, Connecticut, October 29, 1997 ... The Stanley Works
NYSE: "SWK" today announced that it has filled its key operations management position, naming John A. Cosentino, Jr., 48 years old, Vice President, Operations.

Mr. Cosentino most recently was Chief Executive Officer and co-owner of two small manufacturing companies, until their sale in 1996. Previously, he was employed from 1990 through 1993 by United Technologies Corporation (NYSE: "UTC") as President of Otis Elevator's North American Operations. His accomplishments included a transformation of the business, achieving performance and profitability improvements in manufacturing, installation and service. Lean manufacturing methods and systems implemented under Mr. Cosentino's direction led to significant reductions of costs, working capital, production work space and delivery time.

From 1987 through 1990, Mr. Cosentino was Group Executive at Danaher Corporation (NYSE: "DHR"), responsible for all operations of a group of six companies, including a mobile distributor of mechanics' tools and manufacturers of automotive OEM components and repair equipment. He introduced lean manufacturing methods there as well.

Mr. Cosentino held numerous finance positions early in his career. During ten years (1977-1987) at UTC, he was Chief Financial Officer of Otis Elevator's Asia-Pacific Operations, and was Chief Financial Officer of UTC's Automotive business. His successes included the establishment of several successful Asian joint ventures. A brief tenure as Chief Financial Officer of The Black & Decker Corporation's Household Products Group preceded his hiring by Danaher.

Commenting on the hiring of Mr. Cosentino, John M. Trani, Chairman and Chief Executive Officer, stated: "John has an impressive track record. He clearly has the ability, experience and attitude we were looking for. Installing modern manufacturing techniques and systems will be John's immediate priorities. Working capital management, manufacturing excellence and world class operating and financial performance are standards he has always been measured by."

The Stanley Works, an S&P 500 component company, is a worldwide producer of tools, hardware and door systems for professional, industrial and consumer use.

                         Page 5 of 6 Pages

Contact: Gerard J. Gould
         Director, Investor Relations and Communications
         Tel.:  (860) 827-3833

The Stanley Works corporate press releases are available through PR Newswire's "Company News On-Call" service. By FAX: dial
1-800-758-5804, ext. 874363 or on the internet at:
http://www.prnewswire.com or http://www.StanleyWorks.com.
                        Page 6 of 6 Pages